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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 29, 2004


       IndyMac MBS, Inc., (as depositor under the Pooling and Servicing
       Agreement, dated as of June 1, 2004 providing for the issuance of the IndyMac MBS, INC., IndyMac INDX Mortgage Loan Trust
          2004-AR3, Mortgage Pass-Through Certificates, Series 2004-
                                     AR3).

                               IndyMac MBS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)


     Delaware                                         333-116470                             95-4791925
------------------------------------                  ----------                             ----------
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                        Identification No.)


155 North Lake Avenue
Pasadena, California                                               91101
---------------------                                            ---------
(Address of Principal                                            (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------


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Item 5.  Other Events.
         ------------

         Filing of Certain Materials
         ---------------------------

         In connection with the issuance by IndyMac MBS, Inc. of its Mortgage Pass-Through Certificates, Series 2004-AR3 (the "Certificates"), IndyMac MBS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in
              Exhibit 5.1)

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
              5.1 and 8.1)

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDYMAC MBS, INC.



                                            By:  /s/ Victor H. Woodworth
                                                 ------------------------
                                                 Victor H. Woodworth
                                                 Vice President



Dated: June 29, 2004

                                 Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

5.1       Legality Opinion of Sidley Austin Brown & Wood LLP                5

8.1       Tax Opinion of Sidley Austin Brown & Wood LLP (included in
          Exhibit 5.1)                                                      5

23.1      Consent of Sidley Austin Brown & Wood LLP (included in
          Exhibits 5.1 and 8.1)                                             5